September 19, 2016

MEYDENBAUER DIVIDEND GROWTH FUND

No Load Shares	CMDGX

A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2016

Based upon a recommendation by Coldstream Capital Management, Inc. (the “Advisor”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate the Meydenbauer Dividend Growth Fund (the “Fund”) as a series of the Trust.  The Advisor’s recommendation was based on its conclusion that the Fund has limited prospects for meaningful growth.  As a result, the Advisor believes that liquidation of the Fund is in the best interests of shareholders.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets at the close of business on October 31, 2016.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on September 19, 2016 the Fund is no longer accepting purchases.  In addition, effective September 20, 2016, the Advisor will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by October 30, 2016, will automatically be redeemed on October 31, 2016, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-476-1909 prior to October 30, 2016 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by October 30, 2016, your shares will be redeemed on October 31, 2016, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on October 31, 2016.

Please contact the Fund at 1-877-476-1909 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.  The date of this Supplement is September 19, 2016.